SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2005

DENDREON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3005 First Avenue

Seattle, Washington

98121

(Address of principal executive offices) (zip code)

(206) 256-4545

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 22, 2005, Dendreon Corporation (the “Company”) entered into a Supply Agreement with Diosynth RTP covering the production of an antigen to be used in connection with Dendreon’s proprietary immunotherapeutic product PROVENGE® (sipuleucel-T) currently undergoing clinical trials.

A redacted copy of the Agreement is attached as Exhibit 10.41 hereto and is incorporated into this current report by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)   Exhibits

10.41     Supply Agreement, dated as of December 22, 2005, by and between Dendreon Corporation and Diosynth RTP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr. Senior Vice President and General Counsel

Date: December 22, 2005

EXHIBIT INDEX

Number	Description
10.41	Supply Agreement, dated as of December 22, 2005, by and between Dendreon Corporation and Diosynth RTP.